TRANSITION AND RESIGNATION AGREEMENT AND GENERAL RELEASE This TRANSITION AND RESIGNATION AGREEMENT AND GENERAL RELEASE (this “Agreement”) is made as of this ___ day of January 2024, by and between Melissa Berube, with an address at 852 Northeast Emerson St, Portland, OR 97211, USA (“Executive”), and Eos Energy Enterprises, Inc., with offices at 3920 Park Avenue, Edison, NJ 08820 (the “Company”). WHEREAS, Executive has been employed by the Company as the General Counsel, Chief Compliance Officer, and Corporate Secretary; WHEREAS, the Company and Executive entered into an Employment Agreement dated as of July 29, 2022 (the “Employment Agreement”); WHEREAS, on January 17, 2024, the Company and Executive reached a mutual understanding regarding Executive’s employment with the Company, which will terminate effective January 31, 2024 (the “Separation Date”); WHEREAS, pursuant to the Company’s Freedom PTO policy, Executive has no accrued, unused vacation or PTO time; and WHEREAS, the Company and Executive are now mutually desirous of fully and finally setting forth the parties’ respective rights and obligations and resolving any and all issues, claims, potential claims, disputes and disagreements between them amicably and in an orderly fashion. NOW, THEREFORE, the parties intending to be legally bound, mutually agree as follows: 1. Executive’s Severance of Employment; Coverage Under the Company’s Group Health Insurance Plans; Continuation Coverage; Payment Therefor. (a) The parties agree that Executive’s employment with the Company shall cease for all purposes effective on the Separation Date. Executive shall have no duties, responsibilities, or authority and shall not hold herself out after the Separation Date as an employee, agent or representative of the Company and shall have no authority to bind the Company or any of its affiliates in any manner. (b) In accordance with Section 7(g) of the Employment Agreement, effective January 31, 2024, Executive hereby resigns from all positions held by Executive with the Company and its affiliates. Executive agrees to execute letters of resignation and/or other documents as may be required or requested by the Company and otherwise cooperate fully and take all steps reasonable and necessary to effectuate or evidence the resignation(s) set forth in this Section. (c) As of the Separation Date, Executive shall not be eligible to participate in, or be covered by, any employee benefit plan or program offered by or through the Company, and Executive shall not receive any benefits or payments from the Company, except as otherwise provided in this Agreement, under the terms of applicable benefits plans, or by law. (d) Without regard to whether Executive signs this Agreement, Executive will:

2 (i) be paid any base salary that is accrued but unpaid as of the Separation Date on the first business day after the Separation Date; and (ii) in accordance with Section 7(e) of the Employment Agreement, receive (i) a pro rata base salary payment in the amount of Forty-Two Thousand Three Hundred Three Dollars and Fifty-Seven Cents ($42,303.57), less applicable taxes and withholding deductions, (ii) a one-time contribution in the amount of One Thousand Two Hundred Sixty-Nine Dollars and Ten Cents ($1,269.10) to Executive’s 401K (Safe Harbor) account, all of which is equivalent to Executive’s base salary plus eligible benefits, from February 1, 2024, through March 17, 2024 (the “Remainder Notice Period”), payable on the first business day after the Separation Date; and (iii) continue to be covered through January 31, 2024, under the Company’s group health, dental and vision insurance plans (collectively, the “Health Insurance Plans”) with the same coverage, deductibles and other plan conditions as existed on the Separation Date. Effective February 1, 2024, Executive will be offered to exercise her rights under the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”). Should Executive elect to continue her Health Insurance Plans under COBRA, the Company will reimburse up to Seven Hundred dollars ($700) gross on a monthly basis for her COBRA premiums until the earlier of (i) August 31, 2024, or (ii) the date on which the Executive becomes eligible for coverage under a successor employer’s group health insurance program, it being understood that Executive shall have an affirmative obligation to notify the Company of her reemployment with a successor employer. (e) During the Remainder Notice Period, Executive agrees to be available by telephone, video call and email to assist the Company with any and all open transition related business issues, including but not limited to, the transition of Executive’s job duties and responsibilities, however, both parties understand and agree that such post-separation support does not represent continued employment of Executive, and additionally, Company understands and agrees that Executive will not provide legal advice, and both parties understand and agree that such support will not constitute legal advice, counsel or legal guidance. Additionally, Executive will not be expected to extend or provide such consultation or support in any manner that might interfere with Executive’s availability for subsequent employment with any new employer. 2. Payment of Accruals; No Other Vested Rights. Executive acknowledges that Executive has received full payment for all time worked through the execution of this Agreement, and has received all salary, wages, commissions, bonuses, sick pay, personal leave pay, severance pay, vacation pay, or other compensation or benefits or form of remuneration of any kind or nature, other than that specifically provided for in this Agreement.

3 3. Severance Payment which Forms the Consideration for Executive’s Waiver and General Release of All Claims. In exchange for Executive’s timely signing (and not revoking) this Agreement and releasing and waiving claims that Executive may have against the Company and/or other Releasees (as defined below), and Executive’s compliance with the other terms and conditions of this Agreement, following the Effective Date of this Agreement (as defined below), the Company agrees to provide Executive the following severance pay and benefits, which Executive acknowledges and agrees exceed any payment, benefit, or other thing of value to which Executive might otherwise be entitled under any policy, plan or procedure of the Company and/or any prior agreement, understanding or arrangement between Executive and the Company: (a) Executive will receive severance pay equal to the total gross amount of Three Hundred Thirty-Four Thousand Seven Hundred Fifty Dollars ($334,750), less applicable taxes and withholding deductions, which will be paid in installments on the Company’s regularly scheduled payroll dates over a twelve (12)-month period commencing on the next regular payroll date immediately following March 31, 2024. (b) If the applicable performance targets have been achieved in accordance with the Bonus Plan (as defined in the Employment Agreement) for the calendar year of 2023 (as determined by the Board (or applicable committee thereof) following the end of 2023), Executive will receive bonus under the Bonus Plan for the 2023 calendar year commensurate with any other executive’s bonus amount, based on actual performance, payable in accordance with the Bonus Plan. (c) Executive’s outstanding restricted stock unit awards, granted on July 28, 2021, February 9, 2022, and July 5, 2023 shall fully vest as of the Effective Date of this Agreement (and otherwise be settled within thirty (30) days of the Effective Date in accordance with the terms of the applicable award agreements pursuant to which such restricted stock units were granted and the Company’s Amended and Restated 2020 Incentive Plan (as amended, the “Plan”)). (d) With respect to Executive’s outstanding stock option award, granted on June 16, 2022: (i) to the extent vested as of the Separation Date, such stock option shall remain outstanding and exercisable and shall be amended to have an exercise-by date that is coterminous with the expiration of the applicable Option Period (“Option Period” and “Date of Grant” have the meaning assigned to them in the Company’s 2020 Equity Incentive Plan); and (ii) to the extent unvested as of the Separation Date, such stock option shall fully vest as of the Effective Date of this Agreement and shall also be amended to have an exercise-by date that is coterminous with the expiration of the applicable Option Period (ten years from the Date of Grant). Such stock option shall otherwise remain subject to the terms and conditions of the applicable award agreement pursuant to which such stock option was granted and the Plan. 4. Executive’s General Release and Waiver of All Claims. (a) General Release. In consideration for the payment and benefits to be provided in accordance with Section 3 above, Executive, on behalf of Executive and Executive’s family, agents, representatives, heirs, executors, trustees, administrators, attorneys, successors and

4 assigns (the “Releasors”), hereby irrevocably and unconditionally release, settle, cancel, acquit, discharge and acknowledge to be fully satisfied, and covenant not to sue the Company and each of its respective past and/or present parents, subsidiaries, affiliates, successors and assigns, and each of their respective predecessors, and past and/or present directors, managers, officers, employees, agents or other representatives, and employee benefit plans of the Company or its affiliates, including, but not limited to, trustees and administrators of these plans, in each case, in their individual and/or representative capacities (collectively, the “Releasees”) from any and all claims, contractual or otherwise, demands, costs, rights, causes of action, charges, debts, liens, promises, obligations, complaints, losses, damages and all liability of whatever kind and nature, whether known or unknown, suspected or unsuspected and hereby waive any and all rights that he, she or it ever had, now has, or which may arise in the future from the beginning of time up to and including the date Executive signs this Agreement. Without limiting the generality of the foregoing, this release includes but is not limited to all claims under, without limitation: (i) any and all claims arising from or relating to Executive’s employment at, or termination of employment with, the Company, any contract (express or implied), including without limitation the Employment Agreement, and any work performed by Executive for the Company in any capacity, and any claim for equitable relief or recovery of punitive, compensatory, or other damages or monies, attorneys' fees, or any tort; (ii) any and all claims under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Americans with Disabilities Act (ADA), the Family and Medical Leave Act (FMLA), the Genetic Information Nondiscrimination Act, the Sarbanes-Oxley Act, the False Claims Act, the Occupational Safety and Health Act, the Immigration Reform and Control Act, the Labor Management Relations Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Rehabilitation Act of 1973, Age Discrimination in Employment Act (ADEA) and Older Workers Benefit Protection Act (OWBPA), the Equal Pay Act, the Employee Retirement Income Security Act (ERISA) (regarding unvested benefits) or COBRA or similar state law, the Civil Rights Act of 1991, Section 1981 of U.S.C. Title 42, the Fair Credit Reporting Act (FCRA), the Worker Adjustment and Retraining Notification (WARN) Act, New Jersey Wage and Hour Law, N.J.S.A. §§ 34:11-56a, et seq.; New Jersey Equal Pay Act, N.J.S.A. §34:11-56.2; New Jersey Smoker’s Rights Act, N.J.S.A. §§ 34:6B-1, et seq.; New Jersey Lie Detector Test Law, N.J.S.A. §§ 2C:40A-1, et seq.; New Jersey Jury Duty Employee Protection Law, N.J.S.A. 2B:20.17; New Jersey Worker Freedom From Employer Intimidation Act, N.J.S.A. §§ 34:19-9 et seq.; New Jersey Fair Credit Reporting Act, N.J.S.A. § 56:11-28, et seq.; New Jersey Security and Financial Empowerment Act, N.J.S.A. §§ 34:11C-1, et seq.; Millville Dallas Airmotive Plant Job Loss Notification Act, N.J.S.A. §§ 34:21-1, et seq.; New Jersey Military Leave Law, N.J.S.A. §38:23C-20; New Jersey Employment Protection for Volunteer Emergency Responder Law, N.J.S.A. § 40A:14-214(b); New Jersey Social Media Privacy Law, N.J.S.A. § 34:6B-6; New Jersey Opportunity to Compete Act, 34:6B-11 et seq.; New Jersey Conscientious Employee Protection Act, N.J.S.A.§§ 34:19-1, et seq.; New Jersey Civil Rights Act, N.J.S.A. §§ 10:6-1, et seq.; New Jersey Worker and Community Right to Know Act, N.J.S.A. 34:5A-1, et seq.; the retaliation provisions of the New Jersey Workers’ Compensation Law, N.J.S.A. §§ 34:15-39.1 to 34:15-39.3; the New Jersey Earned Sick Leave Law; Oregon Fair Employment Practices Act (Or. Rev. Stat. §§ 659A.001 et seq., 659A.029 et seq., 659A.082 et seq., 659A.086 et seq., 659A.103 et seq., 659A.300 et seq.); Oregon Equal Pay Law (Or. Rev. Stat. § 652.210 et seq.); Oregon Family and Medical Leave Act (Or. Rev. Stat. § 659A.150 et seq.); Oregon Paid Leave (Or. Rev. Stat. §§ 657B

5 et seq.); Oregon Sick Leave (Or. Rev. Stat. §§ 653.601 et seq.); Oregon Whistleblower Protection Act (Or. Rev. Stat. § 659A.199 et seq.); Oregon Discrimination Against Worker Applying for Workers’ Compensation Benefits (Or. Rev. Stat. § 659A.040 et seq.); Oregon Military Family Leave Act (Or. Rev. Stat §§ 410.619, 657.100 et seq., 659A.090 et seq.); Oregon Court Leave Law (Or. Rev. Stat. § 659A.190 et seq.); Oregon’s Initiating or Aiding Administrative, Criminal, or Civil Proceeding Law (Or. Rev. Stat. § 659A.230 et seq.); Oregon Genetic Testing Law (Or. Rev. Stat. § 659A.303); Oregon Smokers’ Rights Law (Or. Rev. Stat. § 659A.315); Oregon Bone Marrow Donor Leave Law (Or. Rev. Stat. § 659A.312); Oregon Hours of Labor Laws (Or. Rev. Stat. § 652.010 et seq.); Oregon Payment of Wages Laws (Or. Rev. Stat. § 652.110 et seq.); Oregon Safe Employment Act (Or. Rev. Stat. § 654.001 et seq.); including any amendments to any of the foregoing; however, the identification of specific statutes is for purposes of example only, and the omission of any specific statute or law shall not limit the scope of this general release in any manner; (iii) any and all claims arising from violations of any local, state or federal whistleblower law; and any other federal, state, local, or foreign law (whether equal employment opportunity laws, rules, statutory, regulatory, or otherwise) that may be legally waived and released; (iv) any and all claims arising under tort, contract, and quasi-contract law, including but not limited to claims of breach of an express or implied contract, including without limitation any claims under the Employment Agreement, wrongful or retaliatory discharge, fraud, defamation, negligent or intentional infliction of emotional distress, tortious interference with a contract or prospective business advantage, breach of contract related to personnel policies, procedures, handbooks, compensation or benefit agreements or policies, any covenant of good faith and fair dealing, or any express or implied contract of any kind, promissory estoppel, detrimental reliance, invasion of privacy, false imprisonment, nonphysical injury, personal injury or sickness, or any other harm; (v) any and all claims for compensation of any type whatsoever, including but not limited to claims for wages, salary, bonuses, commissions, short or long term incentive compensation, vacation, sick pay, and severance pay; and (vi) any and all claims for monetary or equitable relief, including but not limited to attorneys' fees, back pay, front pay, reinstatement, experts' fees, medical fees or expenses, costs and disbursements, punitive damages, liquidated damages, and penalties. (b) Claims Not Released. Executive is not releasing: claims arising after Executive signs this Agreement; claims related to enforcement of this Agreement; any rights or claims Executive may have to workers’ compensation or unemployment benefits; claims for accrued, vested benefits under any employee retirement plan of the Company or for reimbursement under any group health or disability plan in which Executive participated in accordance with the terms of such plans and applicable law; and/or any claims or rights which cannot be waived by law. Further, in no event shall any released claims include any right of Executive to indemnification, the Company's by-laws and amended and restated certificate of incorporation, in each case in accordance with Delaware law. The Company expressly reaffirms its obligation to

6 indemnify Executive following the Separation Date to the extent required by these instruments and applicable law. (c) Reservation of Rights. Nothing in this Agreement or any of the provisions above shall be construed to prohibit or limit Executive from: (i) responding truthfully to a valid subpoena; (ii) filing a charge or complaint with, initiating, testifying, assisting, or participating in any manner in an investigation conducted by a governmental agency, including the Department of Labor, the National Labor Relations Board, the Occupational Safety and Health Administration, the Equal Employment Opportunity Commission and/or any state or local human rights agency; (iii) filing or disclosing any facts necessary to receive unemployment insurance, Medicaid, or other public benefits to which Executive is entitled; or (iv) filing, testifying or participating in or otherwise assisting in a proceeding relating to, or reporting, an alleged violation of any federal, state or municipal law relating to fraud or any rule or regulation of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”) or any self- regulatory organization (including, but not limited to, the Financial Industry Regulatory Authority), or making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation or engaging in any Covered Actions as described below in Section 5. Prior authorization of the Company shall not be required to make any reports or disclosures under this Section 4(c) and Executive is not required to notify the Company that Executive has made such reports or disclosures. Nevertheless, Executive acknowledges and agrees that by virtue of the General Release set forth in Section 4(a) above, Executive has waived any relief available to Executive (including without limitation, monetary damages, equitable relief and reinstatement) under any of the claims and/or causes of action waived in this Agreement. Therefore, except as set forth herein, Executive agrees that Executive will not seek or accept any award or settlement from any source or proceeding (including but not limited to any proceeding brought by any other person or by any government agency) with respect to any claim or right waived in this Agreement. This Agreement does not, however, waive or release Executive’s right to receive a monetary award from the SEC or CFTC for information provided to the SEC or CFTC. (d) Executive represents and warrants that Executive has not assigned any such claims or authorized any other person, group or entity to assert such claims on Executive’s behalf. 5. No Other Claims. As further consideration and inducement for this Agreement, Executive agrees, represents and covenants that, except as otherwise set forth herein, Executive has not filed, caused to be filed, or otherwise pursued any charges, complaints or claims of any nature (judicial or administrative) (on Executive’s own behalf and/or on behalf of any other person and/or on behalf of or as a member of any alleged class of person) against any of the Releasees, including, but not limited to, any charges or complaints against any Releasee with any international, federal, state, or local agency charged with the enforcement of any law or any self-regulatory organization. Except as provided in Section 4(c) and except as otherwise set forth herein, Executive covenants not to file any action, suit, complaint, claim, grievance, demand for arbitration or other proceeding against any of the Releasees, either individually or as a member of a class in any class or collective action, in any court or other forum with regard to any claim, demand, liability, obligation or matter arising out of Executive’s employment with the Company, separation from employment, or otherwise. Except

7 as provided in Section 4(c) and except as otherwise set forth herein, Executive waives any right to become, and promises not to voluntarily become, a member of any class in a case in which any claim or claims are asserted against any of the Releasees involving any act or event occurring from the first day of the world through the date of Executive’s execution of this Agreement. If any claim is brought on Executive’s behalf against any of the Releasees involving any events occurring from the first day of the world through the Effective Date of this Agreement (as defined below), or if Executive learns that Executive is named as a member of any class in a case in which any claim or claims are asserted against any of the Releasees involving any events occurring from the first day of the world through the Effective Date of this Agreement, then, except as otherwise set forth herein, Executive shall (i) promptly provide written notification of said claim to the Company; (ii) withdraw in writing and with prejudice from said claim or class; and (iii) forward a copy of Executive’s withdrawal to the Company. If, notwithstanding the foregoing promises, Executive violates this Section 5, Executive shall be required, to the maximum extent permitted by law, to indemnify and hold harmless the Releasees from and against any and all demands, assessments, judgments, costs, damages, losses and liabilities, and attorneys’ fees and other expenses which result from, or are incident to, such violation, except as to claims pursuant to the federal Age Discrimination in Employment Act (ADEA). Notwithstanding any of the foregoing, nothing herein prohibits Executive from initiating or participating in any charges, actions, or proceedings before, or engaging in communications with, the SEC and/or the CFTC about possible fraud or other securities law violations (defined herein as “Covered Actions”), either prospectively after the date Executive signs this Agreement or prior to the date Executive signs this Agreement. 6. Affirmations. Executive agrees that Executive has been paid and/or received all leave (paid or unpaid), compensation, wages, bonuses, severance, or termination pay, commissions, notice period, and/or benefits to which Executive may have been entitled and that no other remuneration or benefits are due to Executive, except as set forth in this Agreement. Executive affirms that Executive has had no known workplace injuries or occupational diseases. Executive also represents that Executive has disclosed to the Company any information Executive has concerning any fraudulent or unlawful conduct involving any of the Releasees. 7. Confidentiality. (a) Company Information. Executive acknowledges and agrees that, except as set forth in Section 4(c), all information obtained by or disclosed to Executive at any time during Executive’s employment with the Company which is not generally known to the public, including, but not limited to, information concerning the Company’s claims or rating practices, methods of operation, processes, marketing techniques, practices, policies, programs and procedures, and/or personnel data, that are strictly confidential and/or proprietary to the Company and that constitute trade secrets of the Company, shall not be disclosed, discussed, or revealed to any persons, entities or organizations, outside of the Company, without prior written approval of the Company. Notwithstanding the foregoing, non-compliance with the disclosure provisions of this Agreement shall not subject Executive to criminal or civil liability under any Federal or State trade secret law for the disclosure of a Company trade secret: (i) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney in confidence solely for the purpose of reporting or investigating a suspected violation of law; (ii) in a complaint or other

8 document filed in a lawsuit or other proceeding, provided that any complaint or document containing the trade secret is filed under seal; or (iii) to an attorney representing Executive in a lawsuit for retaliation by the Company for reporting a suspected violation of law or to use the trade secret information in that court proceeding, provided that any document containing the trade secret is filed under seal and Executive does not disclose the trade secret, except pursuant to court order. (b) Agreement Terms. Executive also agrees that, except as set forth in Section 4(c), the terms and conditions of this Agreement and any and all actions by the parties in accordance therewith, are strictly confidential and, with the exception of Executive’s counsel, accounting and tax advisors and Executive’s personal planning advisors, spouse and immediate family, or as required by applicable law (or under applicable SEC disclosure rules), have not and will not be disclosed, discussed, or revealed to any other persons, entities, or organizations, whether within or outside the Company, without prior written approval of the Company. The Executive further agrees to take all reasonable steps necessary to ensure that confidentiality is maintained by any of the individuals or entities referenced above to whom disclosure is authorized and agree to accept responsibility for any breach of confidentiality by said individuals or entities referenced above. 8. Return of the Company’s Property/Cooperation in Transition. Executive agrees and represents that as of the Separation Date, Executive (a) will have returned to the Company all equipment and/or other property belonging to it, including financial records and related information, regardless of the manner in which such information is stored, which has been or is in Executive’s care, custody, possession or control; (b) will have not retained any such item in Executive’s possession, custody or control, and (c) understands that the Company has relied upon Executive’s representation and that the return of such property is an express condition of this Agreement. Executive further acknowledges and agrees that the Company shall have no obligation to make the payment(s) and provide the benefits referred to in Section 3 above unless and until Executive has satisfied all Executive’s obligations pursuant to this Section. 9. Mutual Non-Disparagement. Except as set forth in Section 4(c), Executive expressly agrees to refrain from uttering, or inducing others to utter, any disparaging remarks concerning any Releasees, or making, or inducing others to make, any other statement, oral or written, which portrays any Releasee in an unfavorable light or subjects he, she or it or its products or services to scorn, obloquy or ridicule. The Company agrees that (i) it will not make any statement that is critical, disparaging, or derogatory about, or that injure the reputation of, Executive, and (ii) it will instruct its officers, directors and Chief People Officer to refrain from making any statements that are critical, disparaging, or derogatory about, or which injure the reputation of, Executive. 10. No Voluntary Testimony. (a) Except as set forth in Section 4(c), Executive agrees that Executive not will voluntarily participate, cooperate, aid, or give testimony in any action or proceeding brought against, or which in any way relates to any of the Releasees in any forum, whether administrative, arbitral or judicial, on behalf of Executive or of any other party or interest.

9 (b) Except as set forth in Section 4(c), Executive further agrees that, in the event Executive is subpoenaed by any person or entity or is contacted via means other than legal process to provide information or participate in any proceeding against or in any manner involving any Releasee or in any way related to Executive’s employment with the Company, Executive shall give notice to the Company, Attn: Chief People Officer, 3920 Park Avenue Edison, NJ 08837, email: rdesai@eose.com and legal@eose.com, as soon as practicable but in no event more than three (3) days from receipt thereof. 11. Cooperation. Executive agrees that she will cooperate with the Releasees and their respective counsel in connection with any matter that Executive worked on during her employment with the Company, and any investigation or litigation relating to any matter that occurred during her employment in which Executive was involved or of which Executive has knowledge. Executive understands and agrees that this cooperation includes, but shall not be limited to, making herself available to the Company and its attorneys upon reasonable notice for interviews and factual investigations; appearing at the Company’s request to give testimony; volunteering to the Company pertinent information; and turning over all relevant documents to the Company that are or may come into Executive’s possession. 12. Employment Verification. Executive agrees to refer all requests for references from prospective employers to the Chief People Officer at the Company, who will comply with Company policy to provide only dates of employment, last position held and, if requested by Executive in writing, Executive’s salary as of the Separation Date. 13. Other Agreements. Executive agrees that, at all times in the future, Executive will remain bound by the terms of the Restrictive Covenants contained in Sections 8 and 9 of the Employment Agreement (the “Restrictive Covenants”), which are incorporated by reference as though fully set forth herein. To the extent that any provision of the Restrictive Covenants is in conflict with any provision of this Agreement, the Company shall have the right to enforce the agreement that affords it the greater right or protection. 14. No Admission of Liability. By entering into this Agreement, neither the Company nor any other Releasees admit (i) that they violated any federal, state or local law (statutory or decisional), ordinance or regulation, breached any contract or committed any wrongdoing whatsoever against Executive or otherwise, (ii) any liability whatsoever to Executive or to any other person arising out of any claims or potential claims which might have been asserted by Executive, and both the Company and the Releasees, for themselves and all others released by this Agreement, expressly deny any and all such liability.

10 15. Taxes. All payments and other compensation described in this Agreement are subject to withholding for taxes and other applicable deductions in the amounts and at the times that the Company determines are required or authorized by law. Regardless of the amount withheld, you are solely responsible for all taxes in respect of your compensation (including imputed compensation), except the employer’s share of employment taxes. Sections 11(i) (“Section 409A”) and 11(j) (“Section 280G”) of the Employment Agreement are incorporated by reference as though fully set forth herein, mutatis mutandis. 16. Severability. If any provision of this Agreement (or aspect of any provision) is held by a court of competent jurisdiction to be illegal, void or unenforceable, such provision (or aspect of any provision) shall have no effect; however, the remaining provisions shall be enforced to the maximum extent possible; provided, however, if the release and waiver above is deemed to be illegal, void or unenforceable, you agree, to enter into a valid release satisfactory to the Company, or at your option, to return the amounts received as consideration for this Agreement. Further, if a court should determine that any portion of this Agreement is overbroad or unreasonable, such provision shall be given effect to the maximum extent possible by narrowing or enforcing in part that aspect of the provision found overbroad or unreasonable. 17. Entire Agreement. With the exception of the portions of the Employment Agreement that are expressly incorporated by reference herein, Executive acknowledges and agrees that this Agreement constitutes the complete understanding between the Company and Executive, supersedes any and all agreements, understandings, and discussions, whether written or oral, between Executive and any of the Releasees with respect to the subject matter herein, and Executive agrees that Executive is not relying on any promises or representations not contained in this Agreement. To the extent that any provision of the Restrictive Covenants is in conflict with any provision contained herein, the Company shall have the right to enforce the agreement that affords it the greater right or protection. No other promises or agreements shall be binding unless in writing and signed by both the Company and you after the Effective Date of this Agreement. 18. Joint Participation in Preparation of Agreement. The parties hereto participated jointly in the negotiation and preparation of this Agreement, and each party has had the opportunity to obtain the advice of legal counsel and to review, comment upon, and redraft it. Accordingly, it is agreed that no rule of construction shall apply against any party in favor of any party. This Agreement shall be construed as if the parties jointly prepared it, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.

11 19. Attorneys’ Fees and Costs. As further mutual consideration for the promises set forth herein, the Company and Executive agree that they each are responsible for their own attorneys’ fees and costs, and each agrees that they will not seek from the other reimbursement for attorneys’ fees and/or costs incurred in or relating to any matters addressed in this Agreement. 20. Choice of Law; Enforcement. This Agreement will be governed by and construed in accordance with the laws of the State of New Jersey without reference to any conflicts of law provisions. Additionally, any action to enforce the terms of this Agreement shall be commenced in a court of competent jurisdiction in New Jersey. Both parties consent to personal jurisdiction in federal and state courts in New Jersey. 21. Waiver of Jury Trial. EXECUTIVE AND THE COMPANY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ANY RIGHT EXECUTIVE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BETWEEN EXECUTIVE AND THE COMPANY, INCLUDING, BUT NOT LIMITED TO, ANY DISPUTE BASED ON, ARISING OUT OF, OR RELATING TO THIS AGREEMENT OR THE BREACH OR ENFORCEMENT OF THIS AGREEMENT. 22. Headings. The headings in this Agreement are used for ease of reference only, and should not be used as aids in interpreting this Agreement. 23. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which taken together will constitute one and the same instrument. Facsimile or other electronic signatures shall be treated as original signatures for all purposes. 24. Acceptance and Effective Date. (a) Executive has twenty-one (21) days from receipt of this Agreement to consider it and may sign it any time after the Separation Date up to and including the twenty-first day after Executive received it. Executive agrees that any modification to this Agreement, material or otherwise, does not restart, extend, or effect in any way the original twenty-one day consideration period. This Agreement shall not become effective until the eighth day after Executive signs it (“Effective Date”), and Executive may at any time prior to the Effective Date revoke this Agreement by giving notice in writing of such revocation to Roma Desai, Company’s Chief People Officer, 3920 Park Avenue Edison, NJ 08837, email: rdesai@eose.com and legal@eose.com. Executive is advised to consult with an attorney before signing this Agreement. In the event Executive does not accept this Agreement as set forth above, or if the offer is revoked by the Company prior to the Effective Date, or in the event Executive revokes this Agreement

12 during the revocation period, this Agreement, including but not limited to the obligation of the Company to provide the payments and other consideration referred to in Section 3 above, shall be deemed automatically null and void. (b) You may accept this Agreement by signing it and delivering it to Roma Desai, Company’s Chief People Officer, 3920 Park Avenue Edison, NJ 08837, email: rdesai@eose.com and legal@eose.com in the time period specified above. This Agreement will not be effective or accepted if signed by you prior to your Separation Date and/or if modified by you unilaterally without the express written consent/agreement of the Company. 25. ACKNOWLEDGMENTS. BY SIGNING BELOW, EXECUTIVE HEREBY ACKNOWLEDGES THAT EXECUTIVE: (A) HAS CAREFULLY READ THIS AGREEMENT IN ITS ENTIRETY; (B) HAS HAD AN OPPORTUNITY TO CONSIDER THE TERMS AND CONDITIONS OF THIS AGREEMENT FOR AT LEAST TWENTY- ONE (21) CALENDAR DAYS; (C) IS HEREBY ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY OF EXECUTIVE’S CHOICE BEFORE SIGNING THIS AGREEMENT; (D) FULLY UNDERSTANDS THE SIGNIFICANCE OF ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND HAS DISCUSSED THEM WITH AN ATTORNEY OF EXECUTIVE’S CHOICE, OR HAS HAD A REASONABLE OPPORTUNITY TO DO SO; AND (E) IS SIGNING THIS AGREEMENT VOLUNTARILY AND OF EXECUTIVE’S OWN FREE WILL AND AGREES TO ABIDE BY ALL THE TERMS AND CONDITIONS CONTAINED HEREIN. IN WITNESS WHEREOF, the parties have caused this Agreement to be signed and delivered. [SIGNATURES FOLLOW ON NEXT PAGE]

13 EXECUTIVE COMPANY Eos Energy Enterprises, Inc. By:_______________________________ By:___________________________________ Melissa Berube Authorized Signatory Date Signed: ___________________ Date Signed: _______________________ Date originally provided to Executive: January 17, 2024